                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                   -------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 15, 2005

                           MARKLAND TECHNOLOGIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          FLORIDA                   000-28863                  84-1331134
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)           Identification Number)


                   #207 54 DANBURY ROAD, RIDGEFIELD, CT 06877
               (Address of principal executive offices) (Zip Code)

                                 (203) 894-9700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

            CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

         This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected publicity and marketing activities, financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. These forward-looking statements generally relate to plans and objectives for future operations and are based upon reasonable estimates and assumptions regarding future results or trends. These forward-looking statements are subject to certain risks, uncertainties and assumptions relating to Markland Technologies, Inc. ("Markland", the "Company", "we" or "our"). Factors that could cause actual results to differ materially from Markland expectations include the uncertainty regarding the fact that we do not control the performance of third parties, such as Trilogy Capital Partners, Inc., with whom we have contracts, Markland's possible ability to repay existing indebtedness, possible inability of Markland to continue in business and other risks detailed from time to time in Markland's SEC reports. No assurance can be given that investors of Markland will retain any level of value. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's future performance and actual results of operations may vary significantly from those anticipated, projected, believed, expected, intended or implied. The Company undertakes no obligation to update any of the forward-looking statements, which speak only as of the date they were made.

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

ITEM 3.03         MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS


         On September 21, 2004 we issued convertible promissory notes with a one-year maturity in aggregate principal amounts of $5,200,000 and warrants to purchase 5,200,000 shares of the Company's common stock, $.0001 par value per share at an exercise price of $1.50 per share.

         On November 9, 2004, we issued convertible promissory notes with a one-year maturity in aggregate principal amounts of $1,755,000 respectively and warrants to purchase 2,193,750 shares of the Company's common stock, $.0001 par value per share, at an exercise price of $1.50 per share.

         These notes accrue interest at an annual rate of 8%. All accrued interest will become immediately payable on March 15, 2005, after which time interest will be payable on a monthly basis, in arrears.

         At any time, and at the option of the holders of the notes, the outstanding principal and accrued interest of the notes may be converted into shares of our common stock at an initial conversion price per share of $0.80.

               o Under the terms of these notes issued on September 21, 2004 we are required to prepay to the holders of those notes $4,000,000 of the outstanding principal and interest by March 15, 2005, and the remaining outstanding balance by September 21, 2005. Failure to make this prepayment is not an event of default.

               o Under the terms of the notes issued on November 9, 2004, we are required to prepay to the holders of those notes a principal amount on each note equal to the consideration paid by the Additional Investor holding such note plus any accrued interest by March 15, 2005, and the remaining outstanding balance by November 9, 2005. Failure to make this prepayment is not an event of default.

         Because we have not prepaid the notes, the conversion price of these notes and exercise price of the warrants issued on September 21, 2004 and November 9, 2004 have been adjusted. The conversion price of the notes has been adjusted to a floating rate equal to the lower of (i) 80% of the average closing price for the trailing five trading days prior to the date of conversion and
(ii) $0.80. Due to the conversion mechanics of the notes, decreases in the conversion price result in an increase in the total number of shares issuable upon conversion. The exercise price of the warrants will be reduced from $1.50 to $.334 per share.

         Based on the closing bid price of our common stock for the last five days ending March 18, 2005, if the notes were converted, we would have to issue approximately 22,348,971 shares of our common stock upon conversion of the notes. The number of shares that we may be obligated to issue would increase if our stock price declined. Based on our closing bid price of our common stock for the last five trading days prior to March 18, 2005 and our fully diluted outstanding common stock as of March 18, 2005, these shares will represent approximately 24.9% of our outstanding common stock upon issuance.

         However, the number of shares to be acquired conversion of the note or exercise of the warrants cannot exceed the number of shares that, when combined with all other shares of common stock and securities then owned by each holder and its affiliates, would result in any one of them owning more than 9.99% of our outstanding common stock at any point in time. The holder of the notes may not waive this limitation.

         The holder of a note will not possess any rights as a stockholder until the holder convert the notes into shares of our common stock.

         The September 21, 2004 issuance of the convertible notes and stock purchase warrants was reported on our current report on Form 8-k filed with the Securities and Exchange Commission on September 23, 2004. The form of the convertible note and the form of the common stock purchase warrants issued on September 21, 2004 were filed as exhibits 99.4 and 99.5 respectively to our current report on Form 8-k filed with the Securities and Exchange Commission on September 23, 2004 and is incorporated herein by reference.

         The November 9, 2004 issuance of the convertible notes was reported on our current report on Form 8-k filed with the Securities and Exchange Commission on November 15, 2004. The form of the convertible notes and the form of the common stock purchase warrants issued on November 9, 2004 were filed as exhibits
99.4 and 99.5 to our current report on Form 8-k filed with the Securities and Exchange Commission on September 23, 2004 and is incorporated herein by reference.



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS
------------- --------------------------------- ------------ ---------------------------------------------------------
Exhibit No.             Description             Filed with                  Incorporated by reference
                                                 this 8-k?
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
                                                                   Form            Filing Date         Exhibit No.
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.1          Form of convertible notes                      8-k                September 23, 2004  99.4
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.2          Form of warrants                               8-k                September 23, 2004  99.5
------------- --------------------------------- ------------ ------------------ ------------------- ------------------

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MARKLAND TECHNOLOGIES, INC.



                                        By: /s/ Gino Pereira
                                            ------------------------------
                                            Gino Pereira
                                            Chief Financial Officer




Date:    March 21, 2005



EXHIBIT INDEX
------------- --------------------------------- ------------ ---------------------------------------------------------
Exhibit No.             Description             Filed with                  Incorporated by reference
                                                 this 8-k?
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
                                                                   Form            Filing Date         Exhibit No.
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.1          Form of convertible notes                      8-k                September 23, 2004  99.4
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
99.2          Form of warrants                               8-k                September 23, 2004  99.5
------------- --------------------------------- ------------ ------------------ ------------------- ------------------
